UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2004

ASSET BACKED SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-109307	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Asset Backed Securities Corporation (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its Asset Backed Securities Corporation, Home Equity Loan Trust 2004-HE9, Asset Backed Pass-Through Certificates, Series 2004-HE9 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (“PricewaterhouseCoopers”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1

The consolidated financial statements of Financial Security Assurance Inc. (“FSA”) and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which are included in the Annual Report on Form 10-K of Financial Security Assurance Holdings Ltd. for the fiscal year ended December 31, 2003 and which have been audited by PricewaterhouseCoopers.  The consent of PricewaterhouseCoopers to the incorporation by reference of their audit report on such financial statements in the prospectus supplement and their being named as “experts” in the prospectus supplement related to Home Equity Loan Trust 2004-HE9, Asset Backed Pass-Through Certificates, Series 2004-HE9, is attached hereto as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Financial Security Assurance Inc. and Subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION

By: /s/ Gregory P. Richter

Name: Gregory P. Richter

Title: Vice President

Dated:  November 29, 2004

Exhibit Index

Exhibit

Page

23.1

Consent of PricewaterhouseCoopers LLP,

      6

independent registered public accounting firm
of Financial Security Assurance Inc. and Subsidiaries.

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_________

We consent to the incorporation by reference in the Prospectus Supplement to the Registration Statement on Form S-3 of the Asset Backed Securities Corporation, Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE9, Asset Backed Pass-Through Certificates, Series 2004-HE9 of our report dated February 5, 2004 relating to the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears as an exhibit in Financial Security Assurance Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2003.  We also consent to the reference to our Firm under the caption “Experts” in such Prospectus Supplement.

/s/ PricewaterhouseCoopers LLP

New York, New York
November 24, 2004